                                                                Exhibit 10 (a) 2



             CERTIFICATION OF CHIEF FINANCIAL OFFICER OR EQUIVALENT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Hitachi, Ltd. (the "Company") on Form 20-F for the fiscal year ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yoshiki Yagi, Executive Vice President and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: September 26, 2002                   /s/ Yoshiki Yagi
                                           -------------------------------------
                                           Yoshiki Yagi
                                           Executive Vice President and Director